                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 1999


                                NUMEX CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                    0-9459                  06-1034587
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)


                       11111 Santa Monica Blvd., Suite 210
                          Los Angeles, California 90025
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (310) 914-3007


                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND RESULTS

              a.   Financial Statements of Business Acquired

         Audited Financial Statements for the Jeffrey A. Stern & Associates, Inc. ("JSA Group") appear on pages F-3 - F-15.

         Unaudited Pro Forma Financial Statements for the JSA Group and Numex Corporation appear on pages F-17 - F-22.

                       Jeffrey A. Stern & Associates, Inc.




                             -----------------------




                        Consolidated Financial Statements

                   For the Years Ended March 31, 1999 and 1998



                             -----------------------

               Jeffrey A. Stern & Associates, Inc. and Subsidiary

                                    Contents


                  Report of independent certified public accountant    F-3

                  Consolidated financial statements
                      Balance sheets                                   F-4
                      Statements of operations                         F-5
                      Statements of stockholders' deficit              F-6
                      Statements of cash flows                         F-7

                  Notes to consolidated financial statements           F-9

REPORT OF CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
Jeffrey A. Stern & Associates, Inc. and Subsidiary
Santa Monica, California


We have audited the accompanying consolidated balance sheet of Jeffrey A. Stern & Associates and Subsidiary as of March 31, 1999 and the related consolidated statements of operations, stockholders' deficit and cash flows for the years ended March 31, 1999 and 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in these financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jeffrey
A. Stern & Associates and Subsidiary as of March 31, 1999 and the results of their operations and cash flows for each of the years ended March 31, 1999 and 1998, in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring operating losses and, at March 31, 1999, had negative working capital and a stockholder's deficit. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                      /s/ BDO Seidman, LLP


Los Angeles, CA
May 25, 1999

               Jeffrey A. Stern & Associates, Inc. and Subsidiary

                           Consolidated Balance Sheet


MARCH 31,                                                                            1999
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
ASSETS (Note 5)

CURRENT ASSETS
     Cash                                                                      $      85,086
     Accounts receivable, net of allowance for doubtful
       accounts of $120,480                                                          422,980
     Capitalized production costs                                                    114,828
     Employee advances                                                                21,719
-----------------------------------------------------------------------------------------------

Total current assets                                                                 644,613

PROPERTY AND EQUIPMENT, net of accumulated
     depreciation and amortization of $165,716 (Notes 2 and 3)                        90,962

OTHER ASSETS                                                                           8,683
-----------------------------------------------------------------------------------------------

                                                                               $     744,258
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDER'S DEFICIT

CURRENT LIABILITIES
     Accounts payable and accrued expenses                                     $     798,669
     Advances on bank line-of-credit (Notes 5 and 8)                               1,800,000
     Deferred revenues                                                               755,897
     Current portion of capital lease obligations (Note 3)                            11,031
     Current portion of note payable (Note 4)                                        236,250
-----------------------------------------------------------------------------------------------

Total current liabilities                                                          3,601,847

LONG-TERM PORTION OF BANK LINE-OF-CREDIT (Notes 5 and 8)                             939,594

NOTE PAYABLE, net of current portion (Note 4)                                         36,903

CAPITAL LEASE OBLIGATIONS, net of current portion (Note 3)                            10,839
-----------------------------------------------------------------------------------------------

Total liabilities                                                                  4,589,183
-----------------------------------------------------------------------------------------------

MINORITY INTEREST                                                                    201,589

COMMITMENTS AND CONTINGENCIES (Note 5 and 7)

SHAREHOLDER'S DEFICIT
     Common stock, no par value, 10,000 shares authorized;
     1,000 shares issued and outstanding                                               1,500
     Accumulated deficit                                                          (4,048,014)
-----------------------------------------------------------------------------------------------

Total shareholder's deficit                                                       (4,046,514)
-----------------------------------------------------------------------------------------------

                                                                               $     744,258
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                    SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               Jeffrey A. Stern & Associates, Inc. and Subsidiary

                      Consolidated Statements of Operations

FOR THE YEARS ENDED MARCH 31,                                      1999                    1998
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
REVENUES                                                  $      5,587,291        $      5,546,315

COST OF REVENUES                                                 3,322,767               3,858,002
-----------------------------------------------------------------------------------------------------

GROSS PROFIT                                                     2,264,524               1,688,313

OPERATING EXPENSES                                               2,283,881               1,919,179
-----------------------------------------------------------------------------------------------------

OPERATING LOSS                                                     (19,357)               (230,866)
-----------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE)
     Gain on dispositions of property and equipment                      -                  96,904
     Interest expense, net                                        (336,623)               (328,674)
-----------------------------------------------------------------------------------------------------

Total other expense                                               (336,623)               (231,770)
-----------------------------------------------------------------------------------------------------

LOSS BEFORE MINORITY INTEREST                                     (355,980)               (462,636)

MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARY             (83,810)                (45,556)
-----------------------------------------------------------------------------------------------------

NET LOSS                                                  $       (439,790)       $       (508,192)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                          SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


               Jeffrey A. Stern & Associates, Inc. and Subsidiary

                Consolidated Statements of Shareholder's Deficit
                     For Years Ended March 31, 1998 and 1999

                                           Common Stock
                                    ---------------------------        Accumulated
                                      Shares          Amount             Deficit           Total
----------------------------------------------------------------------------------------------------
BALANCE, April 1, 1997                    1,000    $     1,500         $  (3,100,032)   $(3,098,532)

NET LOSS                                      -              -              (508,192)      (508,192)
----------------------------------------------------------------------------------------------------

BALANCE, March 31, 1998                   1,000          1,500            (3,608,224)    (3,606,724)

NET LOSS                                      -              -              (439,790)      (439,790)
----------------------------------------------------------------------------------------------------

BALANCE, March 31, 1999                   1,000    $     1,500         $  (4,048,014)  $ (4,046,514)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                         SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               Jeffrey A. Stern & Associates, Inc. and Subsidiary

                      Consolidated Statements of Cash Flows

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

FOR THE YEARS ENDED MARCH 31,                                                        1999                    1998
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                                               $    (439,790)          $     (508,192)
     Adjustments to reconcile net loss to net cash provided by (used in)
       operating activities:
         Depreciation and amortization                                             49,788                   47,015
         Minority interest in net income of subsidiary                             83,810                   45,559
         Gain on sale of assets                                                         -                  (96,904)
         Loss on retirement of fixed assets                                             -                   74,002
         Write off of debt issued to employees                                          -                   (6,501)
         Write off of prepaid selling commissions                                  94,932                        -
         Allowance for uncollectible receivables                                   66,841                    3,039
     Changes in operating assets and liabilities:
         Accounts receivable                                                       72,084                 (239,352)
         Other liabilities                                                        (13,502)                  13,502
         Prepaid expenses                                                               -                  (29,989)
         Capitalized production costs                                             106,817                 (221,646)
         Accounts payable and accrued expenses                                    206,327                 (178,674)
         Deferred revenues                                                        (81,014)                 559,396
         Deposits                                                                       -                   10,600
--------------------------------------------------------------------------------------------------------------------

Net cash provided by (used in) operating activities                               146,293                 (528,145)
--------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Debt issued to employees                                                     (15,217)                       -
     Purchase of equipment                                                         (6,729)                       -
--------------------------------------------------------------------------------------------------------------------

Net cash used in investing activities                                             (21,946)                       -
--------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Increase (decrease) in bank overdraft                                        (54,463)                  54,463
     Proceeds from bank line of credit                                                  -                  199,179
     Debt received from (paid to) officers                                         80,003                  (33,024)
     Proceeds (repayment) on note payable                                         (32,500)                 305,653
     Payments for obligations under capital leases                                (17,051)                 (31,980)
     Distributions to minority shareholder                                        (15,250)                 (42,000)
--------------------------------------------------------------------------------------------------------------------

Net cash provided by (used in) financing activities                               (39,261)                 452,291
--------------------------------------------------------------------------------------------------------------------

               Jeffrey A. Stern & Associates, Inc. and Subsidiary

                      Consolidated Statements of Cash Flows


FOR THE YEARS ENDED MARCH 31,                                                        1999                    1998
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                    85,086                  (75,854)

CASH, beginning of year                                                                 -                   75,854
--------------------------------------------------------------------------------------------------------------------

CASH, end of year                                                           $      85,086           $            -
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION
Cash paid during the year for the following:
         Interest                                                           $      255,393          $      288,722
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                         SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               Jeffrey A. Stern & Associates, Inc. and Subsidiary

                   Notes to Consolidated Financial Statements



1.      SUMMARY OF         ORGANIZATION AND NATURE OF BUSINESS
        SIGNIFICANT
        ACCOUNTING         Jeffrey A. Stern & Associates, Inc., ("JSA"), a
        POLICIES           California corporation incorporated in January 1990,
                           and its majority-owned subsidiary, JSA
                           Communications, LLC ("LLC" and collectively the "Company") provide distributing and publishing services to various commercial customers throughout the United States. In addition, the Company is engaged in publishing, circulating and selling advertisements in its own print publications. On
                           April 9, 1999, the Company issued 106.09 shares of common stock to acquire all the minority interest shares of common stock of LLC (see Note 8). On April
                           12, 1999, Numex Corporation acquired all the outstanding capital stock of the Company (see Note
                           8).

                           GOING CONCERN UNCERTAINTY

                           The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the financial statements do not purport to represent realizable or settlement values. However, the Company has suffered recurring operating losses and has a working capital and stockholders deficit that impair its ability to obtain additional financing. These factors raise substantial doubt about the Company's ability to continue as a going concern.

                           The Company intends to manage short-term liquidity concerns through its renegotiation of the notes payable and line-of-credit terms. The Company believes additional funding from Numex (see Note 8) and the modified financing arrangement will provide the necessary funding and improve working capital needed to operate the Company and enter into new business which management believes will significantly improve the Company's operating results. There can be no assurance, however that the additional financing and the new business will result in higher operating cash flows.

                           In addition, the Company is continuing its efforts to secure working capital for operations, expansion and possible acquisitions, mergers, joint ventures, and/or other business combinations. However, there can be no assurance that the Company will be able to secure additional capital, or that if such capital is available, whether the terms or conditions would be acceptable to the Company.

               Jeffrey A. Stern & Associates, Inc. and Subsidiary

                   Notes to Consolidated Financial Statements


1.      SUMMARY OF      PRINCIPLES OF CONSOLIDATION
        SIGNIFICANT
        ACCOUNTING      The consolidated financial statements include the
        POLICIES        accounts of JSA and its majority-owned subsidiary,
        (CONTINUED)     JSA Communications, LLC. All significant intercompany
                        accounts and transactions have been eliminated in consolidation. The minority interest in subsidiary in the accompanying consolidated balance sheets represents the minority shareholder's equity in JSA
                        Communications, LLC. On April 9, 1999, the Company issued 106.09 shares of its common stock to acquire all the minority interest shares of common stock (see
                        Note 8).

                        REVENUE RECOGNITION

                        Revenue from publishing services is recognized when the printed publications are shipped to the customers. Revenue from advertisements is recognized when the publication is distributed to the general public.

                        ACCOUNTING ESTIMATES

                        The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results may differ from these estimates.

                        PROPERTY AND EQUIPMENT

                        Property and equipment is stated at cost.
                        Depreciation and amortization have been provided over the estimated useful lives of the assets using the straight-line method. Major renewals and betterments are capitalized. Maintenance, minor renewals and repairs are charged to expense when incurred.

                        LONG-LIVED ASSETS

                        Long-lived assets, such as property and equipment, are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets. When any such impairment exists, the related assets will be written down to fair value.

               Jeffrey A. Stern & Associates, Inc. and Subsidiary

                   Notes to Consolidated Financial Statements


1.      SUMMARY OF      CONCENTRATIONS OF CREDIT AND BUSINESS RISK
        SIGNIFICANT
        ACCOUNTING      The Company's receivables are unsecured and are
        POLICIES        generally due upon receipt. For the year ended March
        (CONTINUED)     31, 1999, the Company had two customers which
                        accounted for 46% of the Company's consolidated revenues. For the year ended March 31, 1998, the Company had two customers which accounted for 36% of the Company's consolidated revenues.

                        The Company has exposure to credit risk to the extent that its cash and cash equivalents exceed amounts covered by federal deposit insurance. The Company believes that its credit risk is not significant.

                        The Company's customer contracts are subject to performance audits. In the event that the customer believes the Company did not perform under the terms of the contracts, the Company may be at risk to collect its customer receivables or be required to refund payments back to the customer.

                        COMPUTATION OF EARNINGS PER SHARES

                        For the year ended March 31, 1998, the Company adopted Statements of Financial Accounting Standards ("SFAS") No. 128, which requires the presentation of basic and dilutive earnings per share, which replaces primary and fully diluted earnings per share. Basic net loss per share is computed using the weighted average number of common shares outstanding during the period. Dilutive net loss per share is computed using the weighted average number of common shares outstanding during the period, plus the dilutive effect of potential common stock. The Company has no potential common stock outstanding as of March 31, 1999 and 1998.

                        INCOME TAXES

                        The Company has elected S corporation status for federal and California income tax purposes. As a result of this election the tax attributes of the Company pass through to its shareholder and the Company does not record a provision for federal income taxes. California has partially conformed to the federal provisions recognizing S corporations as pass through entities, however, California still imposes a 1 1/2% tax at the corporate level.

                        In October 1998, the FASB issued SFAS No. 134, Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise (SFAS No. 134), which establishes standards for certain activities of mortgage banking enterprises. SFAS No. 134 is effective for fiscal years beginning after December 15, 1998. The adoption of SFAS No. 134 did not have an impact on the Company's results of operations, financial position or cash flows.

               Jeffrey A. Stern & Associates, Inc. and Subsidiary

                   Notes to Consolidated Financial Statements


1.      SUMMARY OF      INCOME TAXES
        SIGNIFICANT
        ACCOUNTING      The provision for state income taxes is based upon
        POLICIES        reported earnings before income taxes at the
        (CONTINUED)     applicable state tax rate under the asset and
                        liability approach. Deferred income taxes are recognized for income and expense items that are reported for financial reporting purposes in different years than for income tax reporting purposes at the applicable state tax rate. Deferred tax assets and related valuation reserves and deferred tax liabilities were not material as of March 31, 1999 and 1998.

                        STATEMENTS OF CASH FLOWS

                        For purposes of the statements of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                        FAIR VALUE OF FINANCIAL INSTRUMENTS

                        The carrying amounts of financial instruments, including cash, accounts receivable and accounts payable approximate fair value due to their short maturities. The carrying amounts of the line-of-credit and capital lease obligations approximate fair value because the interest rates on these instruments approximate the rate at which the Company could borrow at March 31, 1999.

                        RECLASSIFICATIONS

                        Certain reclassifications have been made to prior year amounts to conform to current year consolidated financial statement presentation.

                        RECENT ACCOUNTING PRONOUNCEMENT

                        In June 1998, the FASB issued SFAS No. 133,
                        "Accounting for Derivatives and Hedging Activities", which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. As the Company does not currently engage in derivative or hedging activities there will be no impact to the Company's results of operations, financial position or cash flow upon the adoption of this standard.

                        In October 1998, the FASB issued SFAS No. 134, Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise (SFAS No. 134), which establishes standards for certain activities of mortgage banking enterprises. SFAS No. 134 is effective for fiscal years beginning after December 15, 1998. The adoption of SFAS No. 134 will not have an impact on the Company's results of operations, financial position or cash flows.

               Jeffrey A. Stern & Associates, Inc. and Subsidiary

                   Notes to Consolidated Financial Statements


2.      PROPERTY AND    Property and equipment consist of:
        EQUIPMENT

                                                                1999       Useful Lives
                        ---------------------------------------------------------------
                        Furniture and office equipment    $     78,027      5-7 Years
                        Computer equipment                     144,072      2-3 Years
                        Vehicle                                 34,579      3-5 Years
                        ---------------------------------------------------------------
                                                               256,678
                        Less:  Accumulated depreciation
                           and amortization                    165,716
                        ---------------------------------------------------------------
                                                          $     90,962
                        ---------------------------------------------------------------

                        Included in equipment is $23,280 of equipment under capital lease and related accumulated amortization of $14,384.

3.      CAPITAL LEASE   The Company leases certain equipment under capital
        OBLIGATIONS     leases. The following is a schedule of future minimum
                        lease payments required under the capital leases, together with the present value of future minimum payments.

                        YEAR ENDING MARCH 31,                                 AMOUNT
                        ---------------------------------------------------------------
                                 2000                                   $     14,965
                                 2001                                         10,018
                        ---------------------------------------------------------------

                                                                              24,983
                        Less:  Amount representing interest                    3,113
                        ---------------------------------------------------------------

                        Present value of minimum lease payments               21,870
                        Less:  Current portion                                11,031
                        ---------------------------------------------------------------

                        Long-term portion                               $     10,839
                        ---------------------------------------------------------------

               Jeffrey A. Stern & Associates, Inc. and Subsidiary

                   Notes to Consolidated Financial Statements


4.      NOTE PAYABLE    On November 1, 1997, the Company entered into a
                        promissory note payable arrangement with a vendor for an original principal amount of $351,903. The note is unsecured, and calls for an interest rate of 10% (per annum) for all payments 10 days overdue. Any remaining unpaid principal balance as of May 1, 1999 and thereafter, will bear an interest rate of 6% per annum. The Lender waived its right (as defined in the agreement) to accelerate the note repayment caused by the change in the Company ownership. The Company reached an agreement with the vendor which amended the original terms of this agreement. The amended agreement requires repayment of the $64,250 past due as follows: $25,000 on April 15, 1999, $39,250 on May
                        15, 1999, thereafter quarterly calendar payments of $30,000 on June 30, 1999, $46,000 on September 30,
                        1999 and $48,000 on December 31, 1999 through maturity. The balance outstanding at March 31, 1999 was $273,153.

                        Minimum future payments under the note payable are as follows:

                        MARCH 31,                                     AMOUNT
                        ------------------------------------------------------

                            2000                             $         236,250
                            2001                                        36,903
                        ------------------------------------------------------

                                                             $         275,153
                        ------------------------------------------------------


5.      ADVANCES        The Company has an available line-of-credit with a
        UNDER BANK      bank for borrowings up to $2,790,000. The credit
        LINE-OF-CREDIT  agreement requires reductions in available borrowings throughout the term of the agreement, which expires
                        October 1, 1999. The line-of-credit bears interest at the bank's prime rate (7.75% at March 31, 1999) plus
                        1%, secured by substantially all assets of the Company.
                        Additionally, the Company's shareholder has personally guaranteed $500,000 under this line-of-credit. Also, the Company agreed to pay the bank additional interest based on a minimum internal rate of return of 17.5%, up to a maximum of 25%, if the Company does not meet certain bank required financial covenants, beginning with the quarter ending March 31, 1998. The additional interest will no longer accrue when the Company has satisfied all financial covenants and is current with its interest payments. As of March 31, 1999, the Company was not in compliance with any of the financial covenants and had an outstanding loan balance of $2,739,594. See
                        Note 8.


6.      RELATED PARTY   During 1999 and 1998, the Company's subsidiary paid
        TRANSACTIONS    management and consulting fees to the minority
                        shareholder of JSA Communications, LLC totaling
                        $130,128 and $124,128.

               Jeffrey A. Stern & Associates, Inc. and Subsidiary

                   Notes to Consolidated Financial Statements


7.      COMMITMENTS     In June 1997, the Company entered into a lease for
        AND             its offices that expire February 2000 and June 2001.
        CONTINGENCIES   The Company's noncancelable future minimum lease
                        commitments at March 31, 1999 are as follows:

                        YEAR ENDING MARCH 31,               AMOUNT
                        ---------------------------------------------

                                 2000                 $     80,446
                                 2001                        4,750
                        ---------------------------------------------

                                                      $     85,196
                        ---------------------------------------------

                        Rental and storage expense, including charges for operating expenses, was $87,174 and $116,601 for the years ended May 31, 1999 and 1998.

                        The Company is subject to various lawsuits and claims arising out of the normal course of its business. In the opinion of management, the ultimate liability to the Company as a result of any legal proceedings will not materially effect the financial position of the Company.

8.      SUBSEQUENT      On April 9, 1999, the Company issued 93.464 shares of
        EVENT           no par value common stock, to certain employees as
                        compensation. The total value of shares issued was $563,378.

                        On April 9, 1999 the Company elected to dissolve and liquidate its subsidiary, JSA, LLC and transfer all of the assets and liabilities to the Company. Pursuant to the transaction, the Company issued
                        106.09 shares of the common stock to acquire the minority's interest in the subsidiary.

                        On April 12, 1999, the Company merged with and into Numex Corporation ("Numex") under a plan of reorganization. The shareholders of the Company received 3,046,875 shares of Numex common stock (or approximately 26% of Numex's common stock on the effective date of the merger) in exchange for all of the issued and outstanding stock of the Company.

                        Numex also completed a private placement of 144,000 shares of Series B Convertible Preferred stock. Concurrent with this placement and the above merger, the Company reached an agreement with the Lender (Note 5) to amend the line of credit. In accordance with the amendment, the Company paid $1,800,000 to refinance the outstanding balance of $2,739,594 to approxima,tely $939,000. The amendment requires calendar quarter principal payments beginning with the quarter ending June 30, 2002 through March 31, 2006 at the rate of 6.25% of the outstanding principal balance and 12.5% of the outstanding principal balance from March 31, 2004 through March 31, 2005. Interest is payable monthly and the interest rate is based on an adjusted LIBOR rate plus 3% or on the Prime rate plus 1% (as defined in the agreement).

                               Numex Corporation

                                    Contents

   Unaudited pro forma condensed consolidated financial information          F-17

   Unaudited pro forma condensed consolidated balance sheet                  F-18

   Unaudited pro forma condensed consolidated statement of operations        F-19

   Notes to unaudited pro forma condensed consolidated financial statements  F-20


                             Numex Corporation

        Unaudited Pro Forma Condensed Consolidated Financial Information



In April 1999, all of the outstanding common stock of Jeffrey A. Stern & Associates, Inc. ("JSA") was acquired by Numex Corporation ("Numex"). Listed below are the various events occurring within JSA and Numex in conjunction with this acquisition (all transactions referred to collectively as the "Merger Transaction"):

(a) On April 9, 1999, JSA issued 93.464 shares of no par value common stock, to certain employees as compensation. Additionally, JSA elected to dissolve and liquidate its subsidiary, JSA, LLC, and transfer all of the assets and liabilities to JSA. Pursuant to the transaction, JSA issued 106.09 shares of the common stock to acquire the minority's interest in this subsidiary.

(b) On April 12, 1999, JSA merged with and into Numex under a plan of reorganization. In conjunction with the merger the former officers of JSA became officers of Numex. The shareholders of the Company received 3,046,875 shares of Numex common stock (or approximately 26% of Numex's common stock on the effective date of the merger).

         For accounting purposes, this transaction was accounted for as an acquisition of Numex by JSA (reverse acquisition). The shares held by the shareholders of Numex prior to the acquisition have been recognized as if they were issued in connection with the acquisition of Numex by JSA.

(c) Numex also completed a private placement of 144,000 shares of Series B Convertible Preferred stock. Concurrent with this placement and the above merger, the Company reached an agreement with its Lender to amend the line of credit. In accordance with the amendment, the Company paid $1,800,000 to finance the outstanding balance of $2,739,594 to approximately $939,000.

The accompanying condensed consolidated financial statements illustrate the effect of the Merger Transaction ("Pro Forma") on Numex's financial position and results of operations. The pro forma condensed consolidated balance sheet as of March 31, 1999 is based on the historical balance sheets of JSA and Numex as of that date and assumes the merger took place on that date. The pro forma condensed consolidated statement of operations for the year ended March 31, 1999 is based on the historical statements of JSA and Numex and assumes the merger Transaction took place on April 1, 1998.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the merger and there can be no assurance that the foregoing results will be obtained, nor are they indicative of future operations.

The accompanying pro forma condensed consolidated financial statements should be read in connection with the historical financial statements of Jeffrey A. Stern & Associates, Inc. and Numex Corporation.

                                Numex Corporation

            Unaudited Pro Forma Condensed Consolidated Balance Sheet

                                                   JSA            NUMEX                                PRO FORMA
                                                MARCH 31,       MARCH 31,        PRO FORMA            CONSOLIDATED
                                                  1999            1999          ADJUSTMENTS              AMOUNT
----------------------------------------------------------------------------------------------------------------------
Cash                                         $      85,086   $     123,692   $     3,298,000 (d)          1,706,778
                                                                                  (1,800,000)(e)
Accounts receivable, net                           422,980          21,310                                  444,290
Capitalized production costs                       114,828               -                                  114,828
Employee advances                                   21,719               -                                   21,719
Stock subscription receivable                            -          89,900                                   89,900
Prepaid expenses and other assets                        -             496                                      496
----------------------------------------------------------------------------------------------------------------------

Total current assets                               644,613         235,398         1,498,000              2,378,011

Property and equipment, net                         90,962           8,197                                   99,159

Goodwill                                                 -               -           437,894 (b)            437,894

Other assets                                         8,683           7,991                                   16,674
----------------------------------------------------------------------------------------------------------------------

Total assets                                 $     744,258   $     251,586   $     1,935,894       $      2,931,738
----------------------------------------------------------------------------------------------------------------------

Accounts payable and accrued expenses        $     798,669   $      66,145   $             -       $        864,814
Advances on bank line of credit                  1,800,000               -        (1,800,000)(e)                 -
Deferred revenues                                  755,897               -                                  755,897
Current portion of capital lease obligation         11,031               -                                   11,031
Current portion of notes payable                   236,250               -                                  236,250
----------------------------------------------------------------------------------------------------------------------

Total current liabilities                        3,601,847          66,145        (1,800,000)             1,867,992

Bank line of credit, long term                     939,594                          (939,594)(e)
Note payable, long-term                             36,903               -           939,594 (e)            976,497
Capital lease long term                             10,839               -                                   10,839
----------------------------------------------------------------------------------------------------------------------

Total liabilities                                4,589,183          66,145        (1,800,000)             2,855,328
----------------------------------------------------------------------------------------------------------------------

Minority interest in subsidiary                    201,589               -          (201,589)(b)                 -

Preferred stock                                          -               -           144,000 (d)            144,000
Common stock                                         1,500       1,194,034            23,721 (a)          1,549,369
                                                                                      26,926 (b)
                                                                                      (1,500)(c)
                                                                                     304,688 (c)
Treasury stock                                           -          (7,750)                                  (7,750)

Additional paid in capital                               -      10,866,433           539,657 (a)          1,274,076
                                                                                     612,557 (b)
                                                                                 (11,867,276)(c)
                                                                                    (303,188)(c)
                                                                                   3,154,000 (d)
                                                                                  (1,728,107)(k)
Stockholder deficit                             (4,048,014)   (11,867,276)          (563,378)(a)         (2,883,285)
                                                                                  11,867,276 (c)
                                                                                   1,728,107 (k)
----------------------------------------------------------------------------------------------------------------------

Total equity (deficit)                          (4,046,514)        185,441         3,937,483                 76,410
----------------------------------------------------------------------------------------------------------------------

Total liabilities and equity (deficit)             744,258         251,586         1,935,894              2,931,738
----------------------------------------------------------------------------------------------------------------------

SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS.

                                Numex Corporation

        Unaudited Pro Forma Condensed Consolidated Statement of Operations

                                                   JSA            NUMEX                                 PRO FORMA
                                                MARCH 31,       MARCH 31,        PRO FORMA            CONSOLIDATED
                                                  1999            1999          ADJUSTMENTS              AMOUNT
----------------------------------------------------------------------------------------------------------------------

Revenue                                      $   5,587,291       $  15,970      $                      $  5,603,261

Cost of revenue                                  3,322,767          11,258                                3,334,025
----------------------------------------------------------------------------------------------------------------------

Gross profit                                     2,264,524           4,712                                2,269,236
Operating expenses                               2,283,881         453,899           539,657 (f)          3,365,016
                                                                                      87,579 (h)
----------------------------------------------------------------------------------------------------------------------

Operating profit (loss)                            (19,357)       (449,187)         (627,236)            (1,095,780)
Interest expense, net                             (336,623)        (10,555)          165,060 (j)           (182,118)
Miscellaneous income                                     -           5,745                                    5,745
Gain on sale                                             -          10,135                                   10,135
Minority interest in subsidiary                    (83,810)              -            83,810 (g)                  -
Provision for income tax (expense)                       -            (800)                                    (800)
----------------------------------------------------------------------------------------------------------------------

Net loss                                          (439,790)       (444,662)         (378,366)            (1,262,818)

Cumulative preferred stock dividend                      -          31,123           180,000 (i)            211,123

Deemed dividend on cumulative Preferred Stock                                      1,728,107 (k)          1,728,107
----------------------------------------------------------------------------------------------------------------------

Net loss allocable to common shareholders         (439,790)       (475,785)       (2,286,473)           (3,202,048)
----------------------------------------------------------------------------------------------------------------------

Basic and diluted loss per common share                              (0.04)                                   (.21)
----------------------------------------------------------------------------------------------------------------------

Weighted average number of common shares
   outstanding used to calculate basic and
   diluted loss per common share                                11,123,351                               14,954,333
----------------------------------------------------------------------------------------------------------------------



SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS.

                                Numex Corporation

       Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.  PRO FORMA ADJUSTMENTS:  BALANCE SHEET

The adjustments to the pro forma condensed consolidated balance sheet are as follows:

 (a) To reflect the issuance of Jeffrey A. Stern & Associates ("JSA") common stock to various employees as compensation:

       Number of JSA common stock shares issued to employees                                                93.464
       Multiplied by: number of Numex common stock shares issued for JSA common stock shares in
       relation to the reverse merger                                                                        2,538
                                                                                                      ------------
       Total number of shares issued                                                                       237,212
       Multiplied by: fair market value of Numex stock on date of issuance                            $      2.375
                                                                                                      ------------
       Fair market value of shares issued to employees                                                $    563,378
       Less:  Numex common stock par value ($0.10 per share)                                                23,721
                                                                                                      ------------
       Additional paid-in-capital                                                                     $    539,657
                                                                                                      ------------
                                                                                                      ------------

 (b) To reflect the issuance of JSA common stock to acquire the minority interest in JSA, LLC:

                                 CALCULATION OF GOODWILL
                                 -----------------------

       Number of JSA common stock shares issued to Barry Feilcher                                           106.09
       Multiplied by: number of Numex common stock shares issued for JSA common stock shares in
       relation to the reverse merger                                                                        2,538
                                                                                                      ------------
       Total number of shares issued                                                                       269,256
       Multiplied by: fair market value of Numex stock on date of issuance                            $      2.375
                                                                                                      ------------
       Fair market value of shares issued to Barry Feilcher                                           $    639,483
       Less:  minority interest                                                                            201,589
                                                                                                      ------------
                                                                                                      ------------
       Goodwill recognized                                                                            $    437,894
                                                                                                      ------------
                                                                                                      ------------


 (c)   To reflect the reverse merger between JSA and Numex, as follows:

       1. Elimination of Numex's $11,867,276 stockholder deficit in conjunction with the reverse merger.

       2. Elimination of JSA common stock in conjunction with the reverse merger:

       Number of Numex common stock shares issued to acquire JSA                                         3,046,875
       Multiplied by: par value of Numex common stock                                                 $       0.10
                                                                                                      ------------
       Par value of Numex shares issued                                                               $    304,688
       Less: par value of JSA common stock shares acquired                                                   1,500
                                                                                                      ------------
       Additional paid-in-capital                                                                     $    303,188
                                                                                                      ------------
                                                                                                      ------------

                                Numex Corporation

       Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

 (d)   To reflect the issuance of 144,000 shares of Series B Preferred Stock:


       Total shares issued in private placement                                                            144,000
       Multiplied by: per share offering price                                                        $         25
                                                                                                      ------------
       Gross proceeds from offering                                                                   $  3,600,000
       Less:  placement agent commissions                                                                  252,000
       Less:  other private placement expenses                                                              50,000
                                                                                                      ------------
       Total proceeds received                                                                        $  3,298,000
       Less:  par value of shares issued ($1.00 per share)                                                 144,000
                                                                                                      ------------
       Additional paid-in-capital                                                                     $  3,154,000
                                                                                                      ------------
                                                                                                      ------------

 (e)   To reflect the refinancing of JSA's bank line of credit to a term loan:

       Outstanding balance prior to merger                                                            $  2,739,594
       Less:  Payment of outstanding balance                                                             1,800,000
                                                                                                      ------------
       Remaining outstanding balance refinanced to a term loan                                        $    939,594
                                                                                                      ------------
                                                                                                      ------------

2.  PRO FORMA ADJUSTMENTS:  INCOME STATEMENT

The adjustments to the pro forma condensed consolidated statement of operations are as follows:

 (f) To reflect the expense incurred from the issuance of JSA common stock to employees as calculated in adjustment (a) above.

 (g) To eliminate the minority interest in JSA, LLC, in conjunction with JSA's acquisition of such minority interest.

 (h)   To reflect goodwill amortization for one year:


       Goodwill recognized from acquisition of JSA, LLC                                               $    437,894
       Divided by: amortization period (in years)                                                                5
                                                                                                      ------------
       Amortization per year                                                                          $     87,579
                                                                                                      ------------
                                                                                                      ------------


 (i)   To reflect annual dividend payment for preferred stock:


       Outstanding shares of preferred stock                                                               144,000
       Multiplied by: annual dividend payment                                                         $       1.25
                                                                                                      ------------
       Total annual dividend payment                                                                  $    180,000
                                                                                                      ------------
                                                                                                      ------------

                                Numex Corporation

       Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

 (j) To reflect the reduction of interest expense due to refinancing of bank line of credit:

       Payment of outstanding balance                                                                 $ 1,800,000
       Multiplied by: annual interest rate                                                                   9.17%
                                                                                                      ------------
       Interest expense saved                                                                         $   165,060
                                                                                                      ------------
                                                                                                      ------------


 (k)   To reflect the deemed dividend in conjunction with the Private
       Placement:

       FMV of Numex common stock on 3/10/99 (date of private placement)                               $     2.22
       Conversion ratio of preferred shares to common shares                                              16.667
                                                                                                      ----------
       Common stock value of preferred shares issued                                                  $    37.00
       Less: Preferred share offering price                                                                25.00
                                                                                                      ----------
       Preferred share deemed dividend                                                                $    12.00
       Preferred shares issued in private placement                                                      144,000
                                                                                                      ----------
       Deemed dividend on cumulative preferred stock                                                   1,728,107
                                                                                                      ----------
                                                                                                      ----------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NUMEX CORPORATION
                                -----------------
                                   (Registrant)

  Date:  June 25, 1999           By: /s/ Jeffrey A. Stern
                                    -------------------------------------
                                    Jeffrey A. Stern
                                    President and Chief Executive Officer